UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2019

WESTERN ASSET

ADJUSTABLE RATE INCOME FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Adjustable Rate Income Fund for the twelve-month reporting period ended May 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 28, 2019

II	Western Asset Adjustable Rate Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value (“NAV”)i resulting from movements in interest rates. In seeking to achieve its investment objectives, the Fund, under normal circumstances, invests at least 80% of its assets in adjustable rate securities. Unlike fixed rate securities, the interest rates of the Fund’s adjustable rate securities are periodically readjusted (typically between one and thirty-six months) to reflect current changes in interest rates. Securities in which the Fund may invest include mortgage-backed securities (“MBS”) (including U.S. government and privately-issued MBS), asset-backed securities (“ABS”), collateralized mortgage obligations, mortgage-related derivative securities (including government stripped MBS), U.S. government securities, corporate loans and corporate debt securities. We seek to achieve low volatility of NAV by diversifying the Fund’s assets among investments we believe will, in aggregate, be resistant to significant fluctuations in market value.

Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective durationii as estimated by Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, of less than or equal to one year. The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable quality by Western Asset), but may invest up to 20% of its assets in below investment grade bonds. Securities rated below investment grade are commonly known as “junk” or “high yield” bonds. The Fund may invest up to 10% of its assets, in U.S. dollar denominated securities of foreign issuers, including MBS and ABS issued by foreign entities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options and futures contracts and other synthetic instruments that are intended to provide economic exposure to the securities or issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the durationiii), and for other purposes. The Fund may borrow money to buy additional securities or for other purposes.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted positive results over the twelve-month reporting period ended May 31, 2019. The spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including overall solid economic growth in the U.S., moderating growth overseas, monetary policy tightening and then a “dovish pivot” by the Federal Reserve Board (the “Fed”)iv, concerns over a global trade war and numerous geopolitical issues.

Both short- and long-term U.S. Treasury yields declined during the reporting period. The yield for the two-year Treasury note began the period at 2.40% and ended the period at 1.95% — the low for the reporting period. The high for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.83% and ended the period at 2.14% — the low for the reporting period. The peak for the period of 3.24% took place on November 8, 2018.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased the Fund’s allocations to U.S. Treasuries, agency securities, collateralized loan obligations and commercial MBS. In contrast, we reduced the Fund’s allocations to agency MBS, non-agency residential MBS, ABS, investment-grade corporate bonds, bank loans and emerging market debt.

During the reporting period, U.S. Treasury futures and options, Eurodollar interest rate futures and interest rate swaps, which were used to manage the Fund’s duration and yield curvev exposure, in aggregate, contributed to performance.

Performance review

For the twelve months ended May 31, 2019, Class A shares of Western Asset Adjustable Rate Income Fund, excluding sales charges, returned 3.00%. The Fund’s unmanaged benchmark, the FTSE 6-Month U.S. Treasury Bill Indexvi, returned 2.32% for the same period. The Lipper Short Investment Grade Debt Funds Category Averagevii returned 2.96% over the same time frame.

Performance Snapshot as of May 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Adjustable Rate Income Fund:
Class A	2.28%	3.00%
Class C	1.78%	2.23%
Class C1[1]	1.90%	2.48%
Class I	2.30%	3.28%
Class IS	2.33%	3.35%
FTSE 6-Month U.S. Treasury Bill Index	1.24%	2.32%
Lipper Short Investment Grade Debt Funds Category Average	2.86%	2.96%

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

2	Western Asset Adjustable Rate Income Fund 2019 Annual Report

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2019 for Class A, Class C, Class C1, Class I and Class IS shares were 2.76%, 2.00%, 2.12%, 2.98% and 3.07%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class C1, Class I and Class IS shares would have been 2.59%, 1.83%, 1.83%, 2.78% and 2.89%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 28, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 1.01%, 1.74%, 1.48%, 0.72% and 0.65%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.88% for Class A, 1.63% for Class C shares, 1.38% for Class C1, 0.53% for Class I shares and 0.43% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its structured product exposure. In particular, overweights to non-agency residential MBS, ABS and commercial MBS were additive for returns as their spreads narrowed during the reporting period.

The Fund’s overweights to investment-grade and high-yield corporate bonds were also additive for performance as their spreads narrowed given overall strong corporate earnings and generally solid demand. Individual investment-grade holdings that performed well included Wells Fargo & Co., Citigroup Inc. and Bank of America Corp. The Fund’s high-yield positions that were the most beneficial for results included Targa Resources Partners LP and Sprint Communications Inc.

Finally, the Fund’s duration positioning contributed to performance. Having a duration that was longer than that of the benchmark was rewarded as rates moved lower across the yield curve over the reporting period.

Q. What were the leading detractors from performance?

A. The Fund outperformed its benchmark during the reporting period. Among the Fund’s individual high-yield corporate bonds that detracted from results were Range Resources Corp. There were no other meaningful detractors from results during the reporting period.

Sincerely,

Western Asset Management Company, LLC

June 18, 2019

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds, sometimes referred to as “junk” bonds, are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investments in securities of foreign issuers or issuers with significant exposure to foreign markets are subject to additional risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging market countries. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 36 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings

4	Western Asset Adjustable Rate Income Fund 2019 Annual Report

(as a percentage of net assets) as of May 31, 2019 were: Corporate Bonds & Notes (37.8%), Asset-Backed Securities (22.4%), Collateralized Mortgage Obligations (14.8%), U.S. Government & Agency Obligations (7.5%) and Senior Loans (0.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

The FTSE 6-Month U.S. Treasury Bill Index is an average of the last six 6-month Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 377 funds for the six-month period and among the 365 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2019 and May 31, 2018 and does not include derivatives, such as written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2018 and held for the six months ended May 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000=8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.28%	$1,000.00	$1,022.80	0.77%	$3.88	Class A	5.00%	$1,000.00	$1,021.09	0.77%	$3.88
Class C	1.78	1,000.00	1,017.80	1.54	7.75	Class C	5.00	1,000.00	1,017.25	1.54	7.75
Class C1	1.90	1,000.00	1,019.00	1.28	6.44	Class C1	5.00	1,000.00	1,018.55	1.28	6.44
Class I	2.30	1,000.00	1,023.00	0.53	2.67	Class I	5.00	1,000.00	1,022.29	0.53	2.67
Class IS	2.33	1,000.00	1,023.30	0.43	2.17	Class IS	5.00	1,000.00	1,022.79	0.43	2.17

Western Asset Adjustable Rate Income Fund 2019 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended May 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

8	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[4]	Class I	Class IS
Twelve Months Ended 5/31/19	3.00%	2.23%	2.48%	3.28%	3.35%
Five Years Ended 5/31/19	2.01	1.18	1.42	2.20	2.26
Ten Years Ended 5/31/19	3.39	N/A	2.81	3.55	N/A
Inception* through 5/31/19	—	1.21	—	—	2.22

With sales charges[2]	Class A3	Class C	Class C1[4]	Class I	Class IS
Twelve Months Ended 5/31/19	3.00%	1.23%	2.48%	3.28%	3.35%
Five Years Ended 5/31/19	2.01	1.18	1.42	2.20	2.26
Ten Years Ended 5/31/19	3.39	N/A	2.81	3.55	N/A
Inception* through 5/31/19	—	1.21	—	—	2.22

Cumulative total returns
Without sales charges[1]
Class A (5/31/09 through 5/31/19)	39.56%
Class C (Inception date of 8/1/12 through 5/31/19)	8.53
Class C1[4] (5/31/09 through 5/31/19)	31.99
Class I (5/31/09 through 5/31/19)	41.77
Class IS (Inception date of 1/31/14 through 5/31/19)	12.43

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

[3]	Includes the effect of the 2.25% initial sales charge for periods prior to September 7, 2018.

[4]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, C, C1[4], I and IS shares are April 18, 1997, August 1, 2012, June 22, 1992, October 17, 2002 and January 31, 2014, respectively.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class C11 shares of Western Asset Adjustable Rate Income Fund vs. FTSE 6-Month U.S. Treasury Bill Index† — May 2009 - May 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class C1 shares of Western Asset Adjustable Rate Income Fund on May 31, 2009, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2019. The hypothetical illustration also assumes a $10,000 investment in the FTSE 6-Month U.S. Treasury Bill Index. The FTSE 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month U.S. Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C1 shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

[1]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

10	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Spread duration (unaudited)

Economic exposure — May 31, 2019

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— FTSE 6-Month U.S. Treasury Bill Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WA ARI	— Western Asset Adjustable Rate Income Fund

Western Asset Adjustable Rate Income Fund 2019 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — May 31, 2019

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— FTSE 6-Month U.S. Treasury Bill Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WA ARI	— Western Asset Adjustable Rate Income Fund

12	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Schedule of investments

May 31, 2019

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds &Notes — 37.8%
Communication Services — 4.2%
Diversified Telecommunication Services — 1.3%
AT&T Inc., Senior Notes (3 mo. USD LIBOR + 1.180%)	3.777%	6/12/24	$1,150,000	$1,156,113	(a)
Verizon Communications Inc., Senior Notes (3 mo. USD LIBOR + 0.550%)	3.073%	5/22/20	1,000,000	1,004,182	(a)
Verizon Communications Inc., Senior Notes (3 mo. USD LIBOR + 1.100%)	3.618%	5/15/25	920,000	926,630	(a)
Total Diversified Telecommunication Services				3,086,925
Media — 2.2%
Altice Luxembourg SA, Senior Notes	7.750%	5/15/22	480,000	489,600	(b)
Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes (3 mo. USD LIBOR + 1.650%)	4.229%	2/1/24	1,300,000	1,305,568	(a)
Comcast Corp., Senior Notes (3 mo. USD LIBOR + 0.630%)	3.227%	4/15/24	1,000,000	1,003,821	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	160,000	144,448
NBCUniversal Enterprise Inc., Senior Notes (3 mo. USD LIBOR + 0.400%)	2.992%	4/1/21	2,000,000	2,006,546	(a)(b)
Total Media				4,949,983
Wireless Telecommunication Services — 0.7%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	480,000	501,000
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	80,000	91,292
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	312,500	312,500	(b)
Vodafone Group PLC, Senior Notes (3 mo. USD LIBOR + 0.990%)	3.591%	1/16/24	720,000	719,273	(a)
Total Wireless Telecommunication Services				1,624,065
Total Communication Services				9,660,973
Consumer Discretionary — 4.2%
Automobiles — 2.0%
American Honda Finance Corp., Senior Notes (3 mo. USD LIBOR + 0.350%)	2.915%	11/5/21	250,000	250,039	(a)
BMW US Capital LLC, Senior Notes (3 mo. USD LIBOR + 0.410%)	3.014%	4/12/21	1,000,000	1,002,059	(a)(b)
Daimler Finance North America LLC, Senior Notes (3 mo. USD LIBOR + 0.550%)	3.115%	5/4/21	400,000	400,337	(a)(b)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	13

Schedule of investments (cont’d)

May 31, 2019

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Automobiles — continued
Ford Motor Credit Co. LLC, Senior Notes (3 mo. USD LIBOR + 0.930%)	3.495%	11/4/19	$620,000	$620,814	(a)
General Motors Co., Senior Notes (3 mo. USD LIBOR + 0.800%)	3.365%	8/7/20	400,000	400,822	(a)
General Motors Financial Co. Inc., Senior Notes	3.700%	11/24/20	330,000	332,764
General Motors Financial Co. Inc., Senior Notes (3 mo. USD LIBOR + 0.850%)	3.442%	4/9/21	1,000,000	1,000,055	(a)
Toyota Motor Credit Corp., Senior Notes (3 mo. USD LIBOR + 0.280%)	2.877%	4/13/21	500,000	500,566	(a)
Total Automobiles				4,507,456
Hotels, Restaurants & Leisure — 0.5%
Hilton Domestic Operating Co. Inc., Senior Notes	5.125%	5/1/26	250,000	253,125
Marriott International Inc., Senior Notes (3 mo. USD LIBOR + 0.650%)	3.245%	3/8/21	496,000	497,573	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	450,000	439,875	(b)
Total Hotels, Restaurants & Leisure				1,190,573
Internet & Direct Marketing Retail — 0.1%
Amazon.com Inc., Senior Notes	1.900%	8/21/20	330,000	328,301
Multiline Retail — 0.9%
Dollar Tree Inc., Senior Notes (3 mo. USD LIBOR + 0.700%)	3.288%	4/17/20	2,000,000	2,000,215	(a)
Oil, Gas &Consumable Fuels — 0.3%
Shell International Finance BV, Senior Notes (3 mo. USD LIBOR + 0.400%)	2.935%	11/13/23	700,000	701,318	(a)
Specialty Retail — 0.4%
Home Depot Inc., Senior Notes (3 mo. USD LIBOR + 0.310%)	2.830%	3/1/22	490,000	491,000	(a)
Lowe’s Cos. Inc., Senior Notes (3 mo. USD LIBOR + 0.420%)	3.021%	9/10/19	500,000	500,433	(a)
Total Specialty Retail				991,433
Total Consumer Discretionary				9,719,296
Consumer Staples — 1.7%
Beverages — 1.0%
Anheuser-Busch InBev Finance Inc., Senior Notes (3 mo. USD LIBOR + 1.260%)	3.836%	2/1/21	190,000	193,092	(a)

See Notes to Financial Statements.

14	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Beverages — continued
Anheuser-Busch InBev Worldwide Inc., Senior Notes (3 mo. USD LIBOR + 0.740%)	3.344%	1/12/24	$1,500,000	$1,498,469	(a)
Constellation Brands Inc., Senior Notes (3 mo. USD LIBOR + 0.700%)	3.218%	11/15/21	740,000	740,171	(a)
Total Beverages				2,431,732
Food & Staples Retailing — 0.2%
Walmart Inc., Senior Notes (3 mo. USD LIBOR + 0.230%)	2.832%	6/23/21	400,000	401,312	(a)
Food Products — 0.2%
Kraft Heinz Foods Co., Senior Notes (3 mo. USD LIBOR + 0.570%)	3.115%	2/10/21	250,000	249,953	(a)
Smithfield Foods Inc., Senior Notes	2.700%	1/31/20	160,000	159,583	(b)
Total Food Products				409,536
Tobacco — 0.3%
BAT Capital Corp., Senior Notes	2.764%	8/15/22	390,000	386,959
Philip Morris International Inc., Senior Notes	1.875%	11/1/19	210,000	209,402
Reynolds American Inc., Senior Notes	3.250%	6/12/20	172,000	172,853
Total Tobacco				769,214
Total Consumer Staples				4,011,794
Energy — 2.3%
Energy Equipment &Services — 0.1%
Halliburton Co., Senior Notes	3.250%	11/15/21	180,000	182,422
Oil, Gas & Consumable Fuels — 2.2%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	184,000	190,088
BP Capital Markets PLC, Senior Notes (3 mo. USD LIBOR + 0.870%)	3.485%	9/16/21	900,000	911,061	(a)
Chevron Corp., Senior Notes (3 mo. USD LIBOR + 0.410%)	2.928%	11/15/19	1,050,000	1,051,942	(a)
Chevron Corp., Senior Notes (3 mo. USD LIBOR + 0.530%)	3.050%	3/3/22	800,000	805,511	(a)
Exxon Mobil Corp., Senior Notes (3 mo. USD LIBOR + 0.370%)	2.978%	3/6/22	640,000	644,065	(a)
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	90,000	91,850
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	235,000	250,921
Range Resources Corp., Senior Notes	4.875%	5/15/25	500,000	437,500

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	15

Schedule of investments (cont’d)

May 31, 2019

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Shell International Finance BV, Senior Notes (3 mo. USD LIBOR + 0.450%)	2.985%	5/11/20	$330,000	$331,322	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	480,000	512,700	(b)
Total Oil, Gas & Consumable Fuels				5,226,960
Total Energy				5,409,382
Financials — 18.7%
Banks — 13.3%
ABN AMRO Bank NV, Senior Notes (3 mo. USD LIBOR + 0.570%)	3.091%	8/27/21	960,000	963,908	(a)(b)
Banco Santander SA, Senior Notes	3.125%	2/23/23	200,000	199,079
Banco Santander SA, Senior Notes (3 mo. USD LIBOR + 1.560%)	4.141%	4/11/22	1,000,000	1,017,309	(a)
Bank of America Corp., Senior Notes (3 mo. USD LIBOR + 0.960%)	3.552%	7/23/24	500,000	501,718	(a)
Bank of America Corp., Senior Notes (3 mo. USD LIBOR + 1.000%)	3.581%	4/24/23	500,000	503,897	(a)
Bank of America Corp., Senior Notes (3 mo. USD LIBOR + 1.160%)	3.752%	1/20/23	1,500,000	1,517,973	(a)
Bank of Montreal, Senior Notes (3 mo. USD LIBOR + 0.460%)	3.057%	4/13/21	1,000,000	1,004,320	(a)
Banque Federative du Credit Mutuel SA, Senior Notes (3 mo. USD LIBOR + 0.960%)	3.552%	7/20/23	1,000,000	1,007,791	(a)(c)
Barclays PLC, Senior Notes (3 mo. USD LIBOR + 1.380%)	3.905%	5/16/24	1,000,000	983,599	(a)
BB&T Corp., Senior Notes (3 mo. USD LIBOR + 0.570%)	3.181%	6/15/20	1,000,000	1,003,918	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	450,000	469,125
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	1,000,000	1,034,625	(a)(d)
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 0.950%)	3.531%	7/24/23	1,500,000	1,504,922	(a)
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 1.070%)	3.665%	12/8/21	1,050,000	1,062,707	(a)
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 1.430%)	3.950%	9/1/23	1,000,000	1,017,564	(a)
Cooperatieve Rabobank UA, Senior Notes	3.125%	4/26/21	940,000	950,701

See Notes to Financial Statements.

16	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Credit Agricole SA, Senior Notes (3 mo. USD LIBOR + 0.970%)	3.571%	6/10/20	$980,000	$987,811	(a)(b)
Credit Agricole SA, Senior Notes (3 mo. USD LIBOR + 1.180%)	3.772%	7/1/21	350,000	355,207	(a)(b)
Danske Bank A/S, Senior Notes (3 mo. USD LIBOR + 1.060%)	3.657%	9/12/23	970,000	934,938	(a)(b)
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 0.730%)	3.339%	12/27/20	500,000	501,087	(a)
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 0.780%)	3.363%	10/31/22	1,500,000	1,498,997	(a)
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 1.000%)	3.581%	7/24/23	1,000,000	1,002,180	(a)
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 1.360%)	3.940%	4/23/21	380,000	386,360	(a)
HSBC Holdings PLC, Senior Notes (3 mo. USD LIBOR + 1.000%)	3.520%	5/18/24	1,450,000	1,447,296	(a)
JPMorgan Chase & Co., Senior Notes (3 mo. USD LIBOR + 0.850%)	3.434%	1/10/25	200,000	198,293	(a)
JPMorgan Chase & Co., Senior Notes (3 mo. USD LIBOR + 1.230%)	3.811%	10/24/23	2,000,000	2,034,329	(a)
Royal Bank of Canada, Senior Notes (3 mo. USD LIBOR + 0.390%)	2.973%	4/30/21	330,000	330,953	(a)
Royal Bank of Scotland Group PLC, Senior Notes (3 mo. USD LIBOR + 1.470%)	3.988%	5/15/23	600,000	595,476	(a)
Sumitomo Mitsui Financial Group Inc., Senior Notes (3 mo. USD LIBOR + 0.800%)	3.401%	10/16/23	1,000,000	1,001,370	(a)
Svenska Handelsbanken AB, Senior Notes (3 mo. USD LIBOR + 0.470%)	2.995%	5/24/21	330,000	331,371	(a)
Toronto-Dominion Bank, Senior Notes	3.250%	6/11/21	90,000	91,530
U.S. Bank N.A., Senior Notes (3 mo. USD LIBOR + 0.320%)	2.906%	4/26/21	1,000,000	1,001,406	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	7/1/19	1,020,000	1,014,609	(a)(d)
Wells Fargo & Co., Senior Notes (3 mo. USD LIBOR + 0.930%)	3.465%	2/11/22	1,000,000	1,006,094	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	17

Schedule of investments (cont’d)

May 31, 2019

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Wells Fargo & Co., Senior Notes (3 mo. USD LIBOR + 1.230%)	3.813%	10/31/23	$1,000,000	$1,017,214	(a)
Wells Fargo & Co., Senior Notes (3 mo. USD LIBOR + 1.340%)	3.843%	3/4/21	250,000	254,040	(a)
Total Banks				30,733,717
Capital Markets — 2.3%
Bank of New York Mellon Corp., Senior Notes (3 mo. USD LIBOR + 0.870%)	3.395%	8/17/20	530,000	534,909	(a)
Bank of New York Mellon Corp., Senior Notes (3 mo. USD LIBOR + 1.050%)	3.633%	10/30/23	800,000	813,617	(a)
Credit Suisse Group AG, Senior Notes (3 mo. USD LIBOR + 1.200%)	3.793%	12/14/23	250,000	250,641	(a)(b)
Morgan Stanley, Senior Notes (3 mo. USD LIBOR + 0.550%)	3.095%	2/10/21	1,000,000	1,001,213	(a)
Morgan Stanley, Senior Notes (3 mo. USD LIBOR + 0.93%)	3.522%	7/22/22	1,050,000	1,056,162	(a)
Morgan Stanley, Senior Notes (3 mo. USD LIBOR + 1.220%)	3.780%	5/8/24	500,000	505,637	(a)
UBS AG Stamford CT, Senior Notes (3 mo. USD LIBOR + 0.850%)	3.370%	6/1/20	1,090,000	1,098,249	(a)
Total Capital Markets				5,260,428
Consumer Finance — 2.0%
American Express Credit Corp., Senior Notes	2.600%	9/14/20	630,000	631,150
American Express Credit Corp., Senior Notes (3 mo. USD LIBOR + 0.430%)	2.950%	3/3/20	1,000,000	1,002,153	(a)
Capital One Financial Corp., Senior Notes (3 mo. USD LIBOR + 0.760%)	3.295%	5/12/20	1,000,000	1,004,147	(a)
Caterpillar Financial Services Corp., Senior Notes (3 mo. USD LIBOR + 0.510%)	3.028%	5/15/23	2,000,000	2,000,310	(a)
Total Consumer Finance				4,637,760
Diversified Financial Services — 0.4%
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	420,000	477,450
Syngenta Finance NV, Senior Notes	3.933%	4/23/21	440,000	446,028	(b)
Total Diversified Financial Services				923,478
Insurance — 0.7%
Allstate Corp., Senior Notes (3 mo. USD LIBOR + 0.430%)	3.031%	3/29/21	600,000	600,851	(a)

See Notes to Financial Statements.

18	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Allstate Corp., Senior Notes (3 mo. USD LIBOR + 0.630%)	3.231%	3/29/23	$1,000,000	$997,497	(a)
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	1,627	2,296	(b)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	7.592%	2/12/23	6,997	7,084	(a)(b)
Total Insurance				1,607,728
Total Financials				43,163,111
Health Care — 3.4%
Biotechnology — 0.1%
Gilead Sciences Inc., Senior Notes	1.850%	9/20/19	170,000	169,739
Health Care Equipment & Supplies — 0.4%
Becton Dickinson and Co., Senior Notes (3 mo. USD LIBOR + 1.030%)	3.638%	6/6/22	830,000	835,641	(a)
Zimmer Biomet Holdings Inc., Senior Notes (3 mo. USD LIBOR + 0.750%)	3.375%	3/19/21	250,000	249,736	(a)
Total Health Care Equipment & Supplies				1,085,377
Health Care Providers & Services — 1.7%
Cigna Corp., Senior Notes (3 mo. USD LIBOR + 0.890%)	3.487%	7/15/23	2,000,000	1,993,620	(a)(b)
CVS Health Corp., Senior Notes (3 mo. USD LIBOR + 0.720%)	3.321%	3/9/21	1,900,000	1,908,229	(a)
Total Health Care Providers & Services				3,901,849
Pharmaceuticals — 1.2%
Allergan Funding SCS, Senior Notes (3 mo. USD LIBOR + 1.255%)	3.852%	3/12/20	1,000,000	1,006,805	(a)
Merck & Co. Inc., Senior Notes (3 mo. USD LIBOR + 0.375%)	2.920%	2/10/20	620,000	621,758	(a)
Pfizer Inc., Senior Notes (3 mo. USD LIBOR + 0.330%)	2.941%	9/15/23	1,000,000	1,001,002	(a)
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	30,000	28,162
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	50,000	46,322
Total Pharmaceuticals				2,704,049
Total Health Care				7,861,014

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	19

Schedule of investments (cont’d)

May 31, 2019

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrials — 1.9%
Aerospace &Defense — 1.2%
General Dynamics Corp., Senior Notes (3 mo. USD LIBOR + 0.380%)	2.915%	5/11/21	$600,000	$602,613	(a)
United Technologies Corp., Senior Notes (3 mo. USD LIBOR + 0.650%)	3.175%	8/16/21	2,000,000	2,001,296	(a)
Total Aerospace & Defense				2,603,909
Airlines — 0.0%
Delta Air Lines Pass-Through Certificates Trust	8.021%	8/10/22	8,178	8,991
Electrical Equipment — 0.4%
General Electric Co., Senior Notes (3 mo. USD LIBOR + 1.000%)	3.611%	3/15/23	1,000,000	984,416	(a)
Machinery — 0.3%
John Deere Capital Corp., Senior Notes (3 mo. USD LIBOR + 0.240%)	2.837%	3/12/21	490,000	489,368	(a)
John Deere Capital Corp., Senior Notes (3 mo. USD LIBOR + 0.550%)	3.157%	6/7/23	235,000	235,309	(a)
Total Machinery				724,677
Total Industrials				4,321,993
Information Technology — 0.9%
IT Services — 0.2%
IBM Credit LLC, Senior Notes (3 mo. USD LIBOR + 0.260%)	2.852%	1/20/21	450,000	450,147	(a)
Technology Hardware, Storage & Peripherals — 0.7%
Apple Inc., Senior Notes (3 mo. USD LIBOR + 0.350%)	2.885%	5/11/22	1,000,000	1,005,346	(a)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	480,000	491,966	(b)
Total Technology Hardware, Storage & Peripherals				1,497,312
Total Information Technology				1,947,459
Materials — 0.4%
Chemicals — 0.2%
Equate Petrochemical BV, Senior Notes	3.000%	3/3/22	380,000	377,243	(b)
Metals & Mining — 0.2%
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	500,000	482,500
Total Materials				859,743
Utilities — 0.1%
Electric Utilities — 0.1%
FirstEnergy Corp., Senior Notes	2.850%	7/15/22	300,000	300,987
Total Corporate Bonds & Notes (Cost — $86,988,808)				87,255,752

See Notes to Financial Statements.

20	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — 22.4%
Academic Loan Funding Trust, 2012-1A A2 (1 mo. USD LIBOR + 1.100%)	3.530%	12/27/44	$334,058	$334,491	(a)(b)
ACIS CLO Ltd., 2014-4A A (3 mo. USD LIBOR + 1.420%)	3.999%	5/1/26	600,000	600,767	(a)(b)
ACIS CLO Ltd., 2015-6A A1 (3 mo. USD LIBOR + 1.590%)	4.169%	5/1/27	160,000	160,163	(a)(b)
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, 2005-4 M2 (1 mo. USD LIBOR + 0.470%)	2.900%	10/25/35	560,000	535,349	(a)
Ally Master Owner Trust, 2017-3 A1 (1 mo. USD LIBOR + 0.430%)	2.870%	6/15/22	1,100,000	1,102,080	(a)
Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates Series, 2005-R7 M2 (1 mo. USD LIBOR + 0.500%)	2.930%	9/25/35	360,000	361,690	(a)
Apex Credit CLO Ltd., 2017-1A A1 (3 mo. USD LIBOR + 1.470%)	4.051%	4/24/29	750,000	750,126	(a)(b)
Apidos CLO XII, 2013-12A AR (3 mo. USD LIBOR + 1.080%)	3.677%	4/15/31	750,000	747,095	(a)(b)
Asset Backed Securities Corp. Home Equity Loan Trust, 2007-HE1 A4 (1 mo. USD LIBOR + 0.140%)	2.570%	12/25/36	565,016	547,060	(a)
Atlas Senior Loan Fund III Ltd., 2013-1A AR (3 mo. USD LIBOR + 0.830%)	3.355%	11/17/27	390,000	389,053	(a)(b)
Avery Point CLO Ltd., 2014-5A AR (3 mo. USD LIBOR + 0.980%)	3.568%	7/17/26	295,841	296,003	(a)(b)
Avis Budget Rental Car Funding AESOP LLC, 2017-2AA	2.970%	3/20/24	400,000	403,662	(b)
Bayview Financial Asset Trust, 2007- SR1A M1 (1 mo. USD LIBOR + 0.800%)	3.277%	3/25/37	457,910	448,132	(a)(b)
BlueMountain CLO Ltd., 2015-1A A1R (3 mo. USD LIBOR + 1.330%)	3.927%	4/13/27	500,000	500,290	(a)(b)
Bowman Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.180%)	3.704%	11/23/25	219,861	220,277	(a)(b)
Capital One Multi-Asset Execution Trust, 2016-A7 A7 (1 mo. USD LIBOR + 0.510%)	2.950%	9/16/24	1,500,000	1,512,111	(a)
Carlyle US CLO Ltd., 2017-2A A1B (3 mo. USD LIBOR + 1.220%)	3.812%	7/20/31	500,000	501,747	(a)(b)
Cedar Funding VI CLO Ltd., 2016-6A AR (3 mo. USD LIBOR + 1.090%)	3.682%	10/20/28	260,000	259,510	(a)(b)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	21

Schedule of investments (cont’d)

May 31, 2019

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
CIFC Funding Ltd., 2013-2A A1LR (3 mo. USD LIBOR + 1.210%)	3.811%	10/18/30	$500,000	$501,330	(a)(b)
CIFC Funding Ltd., 2017-1A A (3 mo. USD LIBOR + 1.360%)	3.952%	4/23/29	250,000	250,064	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007- WFH3 A3 (1 mo. USD LIBOR + 0.250%)	2.680%	6/25/37	392,222	392,653	(a)
Cutwater Ltd., 2014-1A A1AR (3 mo. USD LIBOR + 1.250%)	3.847%	7/15/26	508,458	508,859	(a)(b)
Cutwater Ltd., 2015-1A AR (3 mo. USD LIBOR + 1.220%)	3.817%	1/15/29	750,000	751,414	(a)(b)
Dryden 71 CLO Ltd., 2018-71A A (3 mo. USD LIBOR + 1.150%)	3.842%	1/15/29	500,000	502,394	(a)(b)
Flatiron Clo Ltd., 2017-1A A (3 mo. USD LIBOR + 1.250%)	3.768%	5/15/30	780,000	781,601	(a)(b)
Ford Credit Floorplan Master Owner Trust, 2015-2 A2 (1 mo. USD LIBOR + 0.570%)	3.010%	1/15/22	2,300,000	2,305,690	(a)
Ford Credit Floorplan Master Owner Trust, 2018-4A	4.060%	11/15/30	670,000	715,465
Halcyon Loan Advisors Funding Ltd., 2015-2A AR (3 mo. USD LIBOR + 1.080%)	3.660%	7/25/27	270,000	269,307	(a)(b)
Hertz Vehicle Financing II LP, 2015-1AB	3.520%	3/25/21	950,000	954,249	(b)
Hertz Vehicle Financing II LP, 2018-1AA	3.290%	2/25/24	380,000	386,190	(b)
Home Equity Mortgage Loan Asset-Backed Trust, 2005-C M2 (1 mo. USD LIBOR + 0.500%)	2.930%	10/25/35	530,000	522,531	(a)
Jamestown CLO IV Ltd., 2014-4A A2R (3 mo. USD LIBOR + 1.350%)	3.947%	7/15/26	250,000	249,994	(a)(b)
KKR Financial CLO 21 Ltd., 2021 A (3 mo. USD LIBOR + 1.000%)	3.597%	4/15/31	750,000	743,821	(a)(b)
Kubota Credit Owner Trust, 2018-1A A2	2.800%	2/16/21	363,890	364,315	(b)
LCM XXIII Ltd., 2023-A A1 (3 mo. USD LIBOR + 1.400%)	3.992%	10/20/29	750,000	753,708	(a)(b)
Legacy Mortgage Asset Trust, 2019-GS1 A1	4.000%	1/25/59	1,154,664	1,173,294	(b)
Merrill Lynch Mortgage Investors Trust, 2006-HE1 M1 (1 mo. USD LIBOR + 0.390%)	2.820%	12/25/36	325,986	326,368	(a)
Navient Private Education Loan Trust, 2015-AA A2B (1 mo. USD LIBOR + 1.200%)	3.640%	12/15/28	1,181,529	1,192,614	(a)(b)

See Notes to Financial Statements.

22	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Navient Student Loan Trust, 2015-1 A2 (1 mo. USD LIBOR + 0.600%)	3.030%	4/25/40	$1,414,414	$1,403,498	(a)
Navient Student Loan Trust, 2016-6A A3 (1 mo. USD LIBOR + 1.300%)	3.730%	3/25/66	2,000,000	2,037,103	(a)(b)
Navient Student Loan Trust, 2016-7A A (1 mo. USD LIBOR + 1.150%)	3.580%	3/25/66	1,073,085	1,086,257	(a)(b)
NCUA Guaranteed Notes Trust, 2010-A1 A (1 mo. USD LIBOR + 0.350%)	2.813%	12/7/20	616,468	616,408	(a)
Nelnet Student Loan Trust, 2015-2A A2 (1 mo. USD LIBOR + 0.600%)	3.030%	9/25/47	710,821	705,756	(a)(b)
New Century Home Equity Loan Trust, 2004-2 M2 (1 mo. USD LIBOR + 0.930%)	3.360%	8/25/34	724,149	726,261	(a)
North Carolina State Education Assistance Authority, 2011-1 A3 (3 mo. USD LIBOR + 0.900%)	3.480%	10/25/41	614,584	619,009	(a)
NovaStar Home Equity Loan Trust, 2003-1 M1 (1 mo. USD LIBOR + 1.425%)	3.855%	5/25/33	147,439	147,616	(a)
Oaktree CLO Ltd., 2015-1A A1R (3 mo. USD LIBOR + 0.870%)	3.462%	10/20/27	590,000	589,401	(a)(b)
OHA Loan Funding Ltd., 2015-1A AR (3 mo. USD LIBOR + 1.410%)	3.928%	8/15/29	250,000	251,231	(a)(b)
Option One Mortgage Loan Trust, 2007- FXD1 1A1	5.866%	1/25/37	360,857	346,487
Option One Mortgage Loan Trust, 2007- FXD1 3A4	5.860%	1/25/37	634,466	636,174
OZLM XII Ltd., 2015-12A A1R (3 mo. USD LIBOR + 1.050%)	3.633%	4/30/27	550,000	549,033	(a)(b)
OZLM XXII Ltd., 2018-22A A1 (3 mo. USD LIBOR + 1.070%)	3.658%	1/17/31	250,000	248,359	(a)(b)
Panhandle-Plains Higher Education Authority Inc., 2011-1 A2 (3 mo. USD LIBOR + 0.950%)	3.542%	7/1/24	49,063	49,078	(a)
PHEAA Student Loan Trust, 2013-2A A1 (1 mo. USD LIBOR + 0.550%)	2.980%	4/25/30	549,589	544,438	(a)(b)
Renaissance Home Equity Loan Trust, 2003-2 A (1 mo. USD LIBOR + 0.880%)	3.310%	8/25/33	288,130	289,339	(a)
RR 3 Ltd., 2018-3A A1R2 (3 mo. USD LIBOR + 1.090%)	3.687%	1/15/30	650,000	646,815	(a)(b)
Saxon Asset Securities Trust, 2003-1 M1 (1 mo. USD LIBOR + 1.050%)	3.480%	6/25/33	217,094	217,978	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	23

Schedule of investments (cont’d)

May 31, 2019

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
SLC Student Loan Trust, 2005-2 A3 (3 mo. USD LIBOR + 0.110%)	2.721%	3/15/27	$860,500	$859,031	(a)
SLM Student Loan Trust, 2005-4 A3 (3 mo. USD LIBOR + 0.120%)	2.700%	1/25/27	860,407	854,226	(a)
SLM Student Loan Trust, 2005-5 A4 (3 mo. USD LIBOR + 0.140%)	2.720%	10/25/28	1,034,436	1,029,747	(a)
SLM Student Loan Trust, 2005-7 A4 (3 mo. USD LIBOR + 0.150%)	2.730%	10/25/29	594,017	587,113	(a)
SLM Student Loan Trust, 2006-10 A6 (3 mo. USD LIBOR + 0.150%)	2.730%	3/25/44	1,490,000	1,425,363	(a)
SLM Student Loan Trust, 2006-2 A6 (3 mo. USD LIBOR + 0.170%)	2.750%	1/25/41	1,196,472	1,157,057	(a)
SLM Student Loan Trust, 2013-6 A3 (1 mo. USD LIBOR + 0.650%)	3.080%	6/25/55	1,360,651	1,350,709	(a)
Small Business Administration, 2017-10A1	2.845%	3/10/27	115,900	117,104
SMB Private Education Loan Trust, 2016-B A2B (1 mo. USD LIBOR + 1.450%)	3.890%	2/17/32	357,238	364,622	(a)(b)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-GEL4 M1 (1 mo. USD LIBOR + 0.380%)	2.810%	10/25/36	1,467,000	1,493,649	(a)(b)
Symphony CLO XII Ltd., 2013-12A AR (3 mo. USD LIBOR + 1.030%)	3.627%	10/15/25	611,126	609,506	(a)(b)
TCW CLO AMR Ltd., 2019-1A A (3 mo. USD LIBOR + 1.440%)	4.119%	2/15/29	520,000	521,802	(a)(b)
THL Credit Wind River CLO Ltd., 2017-1A A (3 mo. USD LIBOR + 1.340%)	3.941%	4/18/29	500,000	501,356	(a)(b)
Tralee CLO V Ltd., 2018-5A B (3 mo. USD LIBOR + 1.700%)	4.292%	10/20/28	420,000	416,349	(a)(b)
Tryon Park CLO Ltd., 2013-1A A1SR (3 mo. USD LIBOR + 0.890%)	3.487%	4/15/29	1,180,000	1,177,338	(a)(b)
Venture XXVIII CLO Ltd., 2017-28A A2 (3 mo. USD LIBOR + 1.110%)	3.702%	7/20/30	1,000,000	998,241	(a)(b)
Verizon Owner Trust, 2017-3A A1B (1 mo. USD LIBOR + 0.270%)	2.711%	4/20/22	2,000,000	2,004,448	(a)(b)
Voya CLO Ltd., 2014-2A A1R (3 mo. USD LIBOR + 1.250%)	3.838%	4/17/30	500,000	500,606	(a)(b)

See Notes to Financial Statements.

24	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Voya CLO Ltd., 2018-3A A1A (3 mo. USD LIBOR + 1.150%)	3.747%	10/15/31	$500,000	$499,989	(a)(b)
ZAIS CLO 5 Ltd., 2016-2A A1 (3 mo. USD LIBOR + 1.530%)	4.127%	10/15/28	250,000	250,563	(a)(b)
Total Asset-Backed Securities (Cost — $51,525,779)				51,744,527
Collateralized Mortgage Obligations(e) — 14.8%
280 Park Avenue Mortgage Trust, 2017-280P A (1 mo. USD LIBOR + 0.880%)	3.320%	9/15/34	500,000	500,509	(a)(b)
Alternative Loan Trust, 2004-28CB 2A7	5.750%	1/25/35	15,436	15,434
Alternative Loan Trust, 2005-81 A1 (1 mo. USD LIBOR + 0.280%)	2.710%	2/25/37	714,603	663,940	(a)
Banc of America Funding Trust, 2014-R5 1A2 (6 mo. USD LIBOR + 1.500%)	4.120%	9/26/45	1,540,000	1,206,197	(a)(b)
Banc of America Funding Trust, 2015-R2 4A1 (1 mo. USD LIBOR + 0.165%)	2.595%	9/29/36	359,065	354,173	(a)(b)
BCAP LLC Trust, 2011-RR5 11A4 (1 mo. USD LIBOR + 0.150%)	2.627%	5/28/36	765,135	762,574	(a)(b)
Bear Stearns Asset Backed Securities Trust, 2003-AC5 A3 (1 mo. USD LIBOR + 1.100%)	3.530%	10/25/33	418,279	410,014	(a)
BHMS, 2018-ATLS A (1 mo. USD LIBOR + 1.250%)	3.690%	7/15/35	910,000	909,443	(a)(b)
BX Commercial Mortgage Trust, 2018-BIOA A (1 mo. USD LIBOR + 0.671%)	3.111%	3/15/37	500,000	498,700	(a)(b)
CAMB Commercial Mortgage Trust, 2019-LIFE A (1 mo. USD LIBOR + 1.070%)	3.510%	12/15/37	990,000	993,810	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A2 (1 mo. USD LIBOR + 0.300%)	2.730%	8/25/35	3,497	3,531	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2 (1 mo. USD LIBOR + 0.290%)	2.720%	10/25/35	13,150	13,318	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2 (1 mo. USD LIBOR + 0.200%)	2.630%	1/25/36	5,906	5,922	(a)(b)
Citigroup Commercial Mortgage Trust, 2017-B1 A4	3.458%	8/15/50	330,000	344,263
CLNS Trust, 2017-IKPR A (1 mo. USD LIBOR + 0.800%)	3.253%	6/11/32	945,000	943,941	(a)(b)
Credit Suisse Mortgage Trust, 2010-3R 2A3	4.500%	12/26/36	470,000	480,158	(a)(b)
Credit Suisse Mortgage Trust, 2014-11R 15A2	4.279%	1/27/36	677,838	632,615	(a)(b)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	25

Schedule of investments (cont’d)

May 31, 2019

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
FDIC Guaranteed Notes Trust, 2010-S2 3A (1 mo. USD LIBOR + 0.700%)	3.140%	12/29/45	$106,199	$106,365	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC Trust, 3877 FA (1 mo. USD LIBOR + 0.350%)	2.790%	11/15/40	149,684	149,806	(a)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 2019F	3.304%	6/1/28	21,026	21,143
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-HQ2 M2 (1 mo. USD LIBOR + 2.200%)	4.630%	9/25/24	149,601	152,623	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA2 M2 (1 mo. USD LIBOR + 2.600%)	5.030%	12/25/27	128,602	130,187	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA4 M3 (1 mo. USD LIBOR + 3.800%)	6.230%	3/25/29	440,000	476,605	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	5.880%	10/25/29	610,000	656,567	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA3 M2 (1 mo. USD LIBOR + 2.500%)	4.930%	3/25/30	500,000	512,900	(a)
Federal National Mortgage Association (FNMA) — CAS, 2013-C01 M2 (1 mo. USD LIBOR + 5.250%)	7.680%	10/25/23	434,720	486,856	(a)
Federal National Mortgage Association (FNMA) — CAS, 2014-C01 M2 (1 mo. USD LIBOR + 4.400%)	6.830%	1/25/24	560,000	620,741	(a)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	7.330%	11/25/24	208,996	234,931	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 2M2 (1 mo. USD LIBOR + 5.000%)	7.430%	11/25/24	302,880	334,590	(a)
Federal National Mortgage Association (FNMA) — CAS, 2016-C02 1M2 (1 mo. USD LIBOR + 6.000%)	8.430%	9/25/28	415,096	466,578	(a)(b)

See Notes to Financial Statements.

26	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M2 (1 mo. USD LIBOR + 4.250%)	6.680%	1/25/29	$880,000	$953,998	(a)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01 1B1 (1 mo. USD LIBOR + 3.550%)	5.980%	7/25/30	350,000	357,363	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03 1M1 (1 mo. USD LIBOR + 0.680%)	3.110%	10/25/30	336,171	336,607	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03 1M2C (1 mo. USD LIBOR + 2.150%)	4.580%	10/25/30	320,000	315,807	(a)(b)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T6 A3	4.238%	11/25/40	141,921	140,934	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	4.603%	3/25/42	1,129,981	1,184,295	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T3 2A	4.407%	8/25/43	748,177	776,632	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20F	2.993%	3/25/27	54,495	54,699	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	4.435%	8/25/42	707,166	722,574	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1 (1 mo. USD LIBOR + 0.400%)	2.830%	5/25/42	99,859	98,918	(a)
First Horizon Alternative Mortgage Securities Trust, 2007-FA1 A6 (1 mo. USD LIBOR + 0.300%)	2.730%	3/25/37	1,199,760	662,289	(a)
GE Business Loan Trust, 2006-1A C (1 mo. USD LIBOR + 0.420%)	2.860%	5/15/34	280,908	263,848	(a)(b)
GMACM Mortgage Loan Trust, 2005-AF2 A1	6.000%	12/25/35	1,438,039	1,410,677
Gosforth Funding PLC, 2017-1A A1A (3 mo. USD LIBOR + 0.470%)	3.095%	12/19/59	125,601	125,530	(a)(b)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	2.993%	2/20/61	385,249	385,409	(a)
Government National Mortgage Association (GNMA), 2013-H08 BF (1 mo. USD LIBOR + 0.400%)	2.893%	3/20/63	692,491	690,692	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	27

Schedule of investments (cont’d)

May 31, 2019

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
GS Mortgage Securities Corp II, 2000-1A A (1 mo. USD LIBOR + 0.350%)	3.141%	3/20/23	$293,196	$293,949	(a)(b)
GSMSC Resecuritization Trust, 2015-7R A (1 mo. USD LIBOR + 0.150%)	2.636%	9/26/37	463,438	457,373	(a)(b)
HarborView Mortgage Loan Trust, 2004-2 2A1 (1 mo. USD LIBOR + 0.520%)	2.961%	6/19/34	97,449	97,907	(a)
Impac CMB Trust, 2005-7 A1 (1 mo. USD LIBOR + 0.520%)	2.950%	11/25/35	459,436	426,688	(a)
IMT Trust, 2017-APTS AFL (1 mo. USD LIBOR + 0.700%)	3.140%	6/15/34	500,000	496,468	(a)(b)
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	369,726	373,163	(a)(b)
LSTAR Securities Investment Trust, 2018-2 A2 (1 mo. USD LIBOR + 2.500%)	4.986%	4/1/23	1,410,000	1,415,961	(a)(b)
LSTAR Securities Investment Trust Ltd., 2018-2 A1 (1 mo. USD LIBOR + 1.500%)	3.986%	4/1/23	172,271	172,287	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32 ASB	3.514%	12/15/49	540,000	562,223
Morgan Stanley Capital I Trust, 2017- ASHF A (1 mo. USD LIBOR + 0.850%)	3.290%	11/15/34	200,000	199,285	(a)(b)
Morgan Stanley Re-REMIC Trust, 2015-R2 2A1 (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT +1.090%)	4.454%	12/26/46	585,083	588,942	(a)(b)
New Residential Mortgage Loan Trust, 2015-1A A3	3.750%	5/28/52	463,741	477,669	(a)(b)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	243,415	249,975	(a)(b)
New Residential Mortgage Loan Trust, 2017-3A A1	4.000%	4/25/57	486,124	504,534	(a)(b)
New Residential Mortgage Loan Trust, 2018-3A A1	4.500%	5/25/58	490,155	515,959	(a)(b)
New York Mortgage Trust, 2005-2 A (1 mo. USD LIBOR + 0.660%)	3.090%	8/25/35	216,066	210,197	(a)
Nomura Asset Acceptance Corp. Alternative Loan Trust, 2003-A1 M	6.565%	5/25/33	370,076	376,556	(a)
Nomura Asset Acceptance Corp. Alternative Loan Trust, 2007-1 1A4	6.138%	3/25/47	427,933	448,934
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	428,732	366,163	(b)
RAMP Series Trust, 2004-SL4 A5	7.500%	7/25/32	10,730	7,982
Residential Accredit Loans Inc., 2007-QS7 1A7 (1 mo. USD LIBOR + 0.550%)	2.980%	5/25/37	1,092,317	858,279	(a)

See Notes to Financial Statements.

28	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Residential Accredit Loans Inc. Trust, 2006-QO7 1A1 (12 mo. Monthly Treasury Average Index + 0.800%)	3.281%	9/25/46	$449,091	$424,815	(a)
Residential Asset Securitization Trust, PAC, 2003-A11 A2 (1 mo. USD LIBOR + 0.450%)	2.880%	11/25/33	102,836	100,626	(a)
Rosslyn Portfolio Trust, 2017-ROSS A (1 mo. USD LIBOR + 0.950%)	3.390%	6/15/33	561,000	560,843	(a)(b)
Sequoia Mortgage Trust, 9 2A	4.384%	9/20/32	140,321	140,210	(a)
Structured ARM Loan Trust, 2004-2 1A1	5.218%	3/25/34	219,867	222,977	(a)
Structured Asset Securities Corp., 2005- RF3 2A	4.268%	6/25/35	610,688	579,822	(a)(b)
Tharaldson Hotel Portfolio Trust, 2018-THL A (1 mo. USD LIBOR + 0.750%)	3.217%	11/11/34	291,629	291,306	(a)(b)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	4.607%	8/20/35	331,318	305,825	(a)
Washington Mutual Mortgage Pass- Through Certificates Trust, 2005-4 CB9 (1 mo. USD LIBOR +0.400%)	2.830%	6/25/35	549,609	463,686	(a)
Wells Fargo Commercial Mortgage Trust, 2015-NXS3 ASB	3.371%	9/15/57	170,000	175,493
Wells Fargo Mortgage-Backed Securities Trust, 2004-Y 1A1	4.904%	11/25/34	265,095	276,791	(a)
Total Collateralized Mortgage Obligations (Cost — $33,697,334)				34,211,594
U.S. Government & Agency Obligations — 7.5%
U.S. Government Agencies — 2.1%
Federal Farm Credit Banks, Bonds (3 mo. USD LIBOR + 0.010%)	2.643%	9/20/21	5,000,000	5,004,497	(a)
U.S. Government Obligations — 5.4%
U.S. Treasury Notes	1.875%	12/15/20	1,820,000	1,815,521
U.S. Treasury Notes	2.250%	3/31/21	230,000	231,087
U.S. Treasury Notes	1.875%	4/30/22	1,000,000	999,062
U.S. Treasury Notes	2.625%	6/30/23	640,000	657,613
U.S. Treasury Notes	2.750%	7/31/23	1,590,000	1,642,048
U.S. Treasury Notes	2.750%	8/31/23	1,800,000	1,860,012
U.S. Treasury Notes	2.250%	1/31/24	1,000,000	1,013,672
U.S. Treasury Notes	2.875%	4/30/25	2,500,000	2,623,682
U.S. Treasury Notes	2.125%	5/31/26	1,540,000	1,549,384
Total U.S. Government Obligations				12,392,081
Total U.S. Government & Agency Obligations (Cost — $17,176,667)				17,396,578

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	29

Schedule of investments (cont’d)

May 31, 2019

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Senior Loans — 0.9%
Communication Services — 0.4%
Diversified Telecommunication Services — 0.1%
CenturyLink Inc., Initial Term Loan B (1 mo. USD LIBOR + 2.750%)	5.189%	1/31/25	$44,438	$43,304	(a)(f)(g)
Level 3 Financing Inc., 2024 Term Loan B (1 mo. USD LIBOR + 2.250%)	4.689%	2/22/24	61,600	60,776	(a)(f)(g)
Virgin Media Bristol LLC, Term Loan Facility K (1 mo. USD LIBOR + 2.500%)	4.940%	1/15/26	40,000	39,722	(a)(f)(g)
Total Diversified Telecommunication Services				143,802
Media — 0.3%
Charter Communications Operating LLC, Term Loan B (1 mo. USD LIBOR + 2.000%)	4.440%	4/30/25	26,070	26,047	(a)(f)(g)
Numericable U.S. LLC, USD Term Loan B12 (1 mo. USD LIBOR + 3.688%)	6.127%	1/31/26	59,100	57,042	(a)(f)(g)
Univision Communications Inc., 2017 Replacement Term Loan (1 mo. USD LIBOR + 2.750%)	5.189%	3/15/24	639,758	608,170	(a)(f)(g)
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.500%)	4.940%	4/15/25	20,250	19,804	(a)(f)(g)
Total Media				711,063
Total Communication Services				854,865
Consumer Discretionary — 0.1%
Diversified Consumer Services — 0.0%
Prime Security Services Borrower LLC, Term Loan B1 (1 mo. USD LIBOR + 2.750%)	5.189%	5/2/22	77,323	76,827	(a)(f)(g)
Hotels, Restaurants & Leisure — 0.1%
1011778 BC Unlimited Liability Co., Term Loan B3 (1 mo. USD LIBOR + 2.250%)	4.689%	2/16/24	88,829	88,052	(a)(f)(g)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	5.189%	12/23/24	22,219	22,117	(a)(f)(g)
Golden Nugget Inc., Term Loan B (1 mo. USD LIBOR + 2.750%)	5.189%	10/4/23	7,377	7,352	(a)(f)(g)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. USD LIBOR + 1.750%)	4.180%	10/25/23	95,086	94,983	(a)(f)(g)
Scientific Games International Inc., Initial Term Loan B5 (1 mo. USD LIBOR + 2.750%)	5.189%	8/14/24	15,998	15,785	(a)(f)(g)
Total Hotels, Restaurants & Leisure				228,289

See Notes to Financial Statements.

30	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Specialty Retail — 0.0%
Michaels Stores Inc., 2018 New Replacement Term Loan B (1 mo. USD LIBOR + 2.500%)	4.929-4.930%	1/30/23	$31,907	$31,567	(a)(f)(g)
Total Consumer Discretionary				336,683
Consumer Staples — 0.0%
Food Products — 0.0%
Post Holdings Inc., Replacement Incremental Term Loan A (1 mo. USD LIBOR + 2.000%)	4.440%	5/24/24	14,500	14,481	(a)(f)(g)
Financials — 0.0%
Insurance — 0.0%
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	5.439%	11/3/24	50,000	49,844	(a)(f)(g)
Health Care — 0.0%
Health Care Providers & Services — 0.0%
Jaguar Holding Co. II, 2018 Term Loan (1 mo. USD LIBOR + 2.500%)	4.939%	8/18/22	54,058	53,511	(a)(f)(g)
Industrials — 0.1%
Air Freight &Logistics — 0.0%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. USD LIBOR + 2.000%)	4.191%	1/15/25	69,222	69,144	(a)(f)(g)
Airlines — 0.1%
American Airlines Inc., 2017 Term Loan B (1 mo. USD LIBOR + 2.000%)	4.440%	12/14/23	44,100	43,595	(a)(f)(g)
American Airlines Inc., 2018 Term Loan (1 mo. USD LIBOR + 1.750%)	4.180%	6/27/25	45,000	44,054	(a)(f)(g)
Total Airlines				87,649
Electrical Equipment — 0.0%
Generac Power Systems Inc., 2018 Term Loan (1 mo. USD LIBOR + 1.750%)	4.236%	5/31/23	45,416	45,483	(a)(f)(g)
Professional Services — 0.0%
Trans Union LLC, 2017 Replacement Term Loan B3 (1 mo. USD LIBOR + 2.000%)	4.439%	4/10/23	42,184	42,172	(a)(f)(g)
Total Industrials				244,448
Information Technology — 0.1%
IT Services — 0.1%
First Data Corp., 2024 New Dollar Term Loan A (1 mo. USD LIBOR + 2.000%)	4.437%	4/26/24	263,209	263,061	(a)(f)(g)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	31

Schedule of investments (cont’d)

May 31, 2019

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Materials — 0.1%
Containers & Packaging — 0.1%
Berry Global Inc., Term Loan Q (1 mo. USD LIBOR +2.000%)	4.451%	10/3/22	$77,484	$77,339	(a)(f)(g)
Berry Global Inc., Term Loan R (1 mo. USD LIBOR +2.000%)	4.451%	1/19/24	27,085	26,901	(a)(f)(g)
Reynolds Group Holdings Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.750%)	5.189%	2/6/23	43,345	43,094	(a)(f)(g)
Total Materials				147,334
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating Partnership LP, Term Loan B (1 mo. USD LIBOR + 2.000%)	4.439%	3/21/25	44,315	44,031	(a)(f)(g)
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 2.000%)	4.436%	12/20/24	120,000	119,362	(a)(f)(g)
Total Real Estate				163,393
Total Senior Loans (Cost — $2,159,425)				2,127,620
Mortgage-Backed Securities — 0.9%
FHLMC — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC) Gold	6.500%	4/1/29	1,552	1,718
Federal Home Loan Mortgage Corp. (FHLMC) Gold (12 mo. USD LIBOR + 1.495%)	1.947%	6/1/43	422,436	425,698	(a)
Total FHLMC				427,416
FNMA — 0.2%
Federal National Mortgage Association (FNMA) (1 year Treasury Constant Maturity Rate + 2.375%)	4.747%	9/1/37	350,018	366,215	(a)
GNMA — 0.5%
Government National Mortgage Association (GNMA) II	3.500%	6/20/49	200,000	205,586	(h)
Government National Mortgage Association (GNMA) II, One Year CMT ARM (1 year Treasury Constant Maturity Rate + 1.500%)	4.000%	9/20/20- 3/20/24	156,722	159,049	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM (1 year Treasury Constant Maturity Rate + 1.500%)	3.625%	6/20/22- 5/20/32	327,736	334,515	(a)

See Notes to Financial Statements.

32	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA) II, One Year CMT ARM (1 year Treasury Constant Maturity Rate + 1.500%)	3.750%	8/20/22- 9/20/32	$77,084	$79,425	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM (1 year Treasury Constant Maturity Rate + 1.500%)	4.125%	10/20/22- 12/20/22	189,142	192,153	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM (1 year Treasury Constant Maturity Rate + 1.500%)	3.625%	5/20/26	46,626	47,844	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM (1 year Treasury Constant Maturity Rate + 1.500%)	3.750%	9/20/27	109,674	113,598	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM (1 year Treasury Constant Maturity Rate + 1.500%)	4.125%	10/20/27	110,931	114,482	(a)
Total GNMA				1,246,652
Total Mortgage-Backed Securities (Cost — $2,024,004)				2,040,283
	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.1%
Eurodollar 1-Year Mid Curve Futures, Call @ $98.00	12/13/19	90	225,000	94,500
U.S. Treasury 5-Year Notes Futures, Call @ $116.50	6/21/19	38	38,000	36,813
Total Purchased Options (Cost — $48,130)				131,313
Total Investments before Short-Term Investments (Cost — $193,620,147)				194,907,667

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	33

Schedule of investments (cont’d)

May 31, 2019

Western Asset Adjustable Rate Income Fund

Security	Rate	Shares	Value
Short-Term Investments — 15.1%
Western Asset Government Cash Management Portfolio LLC (Cost — $34,817,548)	2.400%	34,817,548	$34,817,548	(i)
Total Investments — 99.5% (Cost — $228,437,695)			229,725,215
Other Assets in Excess of Liabilities — 0.5%			1,072,426
Total Net Assets — 100.0%			$230,797,641

(a)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(f)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(g)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	This security is traded on a to-be-announced (“TBA”) basis. At May 31, 2019, the Fund held TBA securities with a total cost of $204,359.

(i)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer or a company which is under common ownership or control. At May 31, 2019, the total market value of investments in Affiliated Companies was $34,817,548 and the cost was $34,817,548 (Note 8).

Abbreviations used in this schedule:

ARM	—Adjustable Rate Mortgage

CAS	—Connecticut Avenue Securities

CLO	—Collateral Loan Obligation

CMT	—Constant Maturity Treasury

LIBOR	—London Interbank Offered Rate

PAC	—Planned Amortization Class

REMIC	—Real Estate Mortgage Investment Conduit

Re-REMIC	—Resecuritization of Real Estate Mortgage Investment Conduit

STRIPS	—Separate Trading of Registered Interest and Principal Securities

USD	—United States Dollar

See Notes to Financial Statements.

34	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Western Asset Adjustable Rate Income Fund

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
Eurodollar 1-Year Mid Curve Futures, Call	12/13/19	$97.75	45	$112,500	$(67,781)
Eurodollar 1-Year Mid Curve Futures, Call	12/13/19	98.50	45	112,500	(20,250)
U.S. Treasury 5-Year Notes Futures, Put	6/21/19	117.00	20	20,000	(5,156)
U.S. Treasury 10-Year Notes Futures, Call	6/21/19	126.00	24	24,000	(25,875)
U.S. Treasury 10-Year Notes Futures, Call	6/21/19	127.00	19	19,000	(10,391)
U.S. Treasury 10-Year Notes Futures, Put	6/21/19	126.50	19	19,000	(10,094)
Total Exchange-Traded Written Options (Premiums received — $72,700)					$(139,547)

At May 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	177	12/19	$42,875,221	$43,322,963	$447,742
90-Day Eurodollar	76	6/20	18,481,275	18,663,700	182,425
U.S. Treasury 5-Year Notes	111	9/19	12,926,016	13,027,758	101,742
U.S. Treasury 10-Year Notes	105	9/19	13,187,563	13,308,750	121,187
					853,096
Contracts to Sell:
U.S. Treasury 2-Year Notes	85	9/19	18,201,142	18,247,110	(45,968)
U.S. Treasury Long-Term Bonds	11	9/19	1,666,137	1,690,906	(24,769)
					(70,737)
Net unrealized appreciation on open futures contracts					$782,359

At May 31, 2019, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
$5,000,000	5/6/21	1.227% semi-annually	3-Month LIBOR quarterly	—	$73,899
3,750,000	11/30/21	1.940% semi-annually	3-Month LIBOR quarterly	—	1,257
5,127,000	6/19/24	3-Month LIBOR quarterly	Daily U.S. Federal Funds Intraday Effective Rate + 0.254% quarterly	—	9,468

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	35

Schedule of investments (cont’d)

May 31, 2019

Western Asset Adjustable Rate Income Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$7,414,000	12/31/25	2.250% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	$(66,961)	$(165,761)
	8,800,000	1/31/26	2.500% semi-annually	3-Month LIBOR quarterly	(86,651)	(197,415)
Total	$30,091,000				$(153,612)	$(278,552)

†	Percentage shown is an annual percentage rate.

Abbreviations used in this table:

LIBOR	— London Interbank Offered Rate

See Notes to Financial Statements.

36	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Statement of assets and liabilities

May 31, 2019

Assets:
Investments in unaffiliated securities, at value (Cost — $193,620,147)	$194,907,667
Investments in affiliated securities, at value (Cost — $34,817,548)	34,817,548
Cash	1,044,308
Interest receivable	847,245
Receivable for Fund shares sold	518,879
Deposits with brokers for centrally cleared swap contracts	361,494
Deposits with brokers for open futures contracts and exchange-traded options	220,237
Receivable from broker — variation margin on open futures contracts	161,363
Principal paydown receivable	32,627
Receivable for securities sold	24,181
Prepaid expenses	37,074
Total Assets	232,972,623

Liabilities:
Payable for securities purchased	1,281,509
Payable for Fund shares repurchased	480,827
Written options, at value (premiums received — $72,700)	139,547
Payable to broker — variation margin on centrally cleared swap contracts	126,491
Investment management fee payable	48,225
Service and/or distribution fees payable	21,177
Distributions payable	15,546
Trustees’ fees payable	317
Accrued expenses	61,343
Total Liabilities	2,174,982
Total Net Assets	$230,797,641

Net Assets:
Par value (Note 7)	$254
Paid-in capital in excess of par value	245,698,626
Total distributable earnings (loss)	(14,901,239)
Total Net Assets	$230,797,641

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	37

Statement of assets and liabilities (cont’d)

May 31, 2019

Net Assets:
Class A	$73,672,186
Class C	$2,592,296
Class C1	$5,125,761
Class I	$138,999,866
Class IS	$10,407,532

Shares Outstanding:
Class A	8,098,490
Class C	286,093
Class C1	567,588
Class I	15,340,355
Class IS	1,145,137

Net Asset Value:
Class A* (and redemption price)	$9.10
Class C**	$9.06
Class C1 (and redemption price)	$9.03
Class I (and redemption price)	$9.06
Class IS (and redemption price)	$9.09

*

Effective September 7, 2018 Class A shares are available for purchase at Net Asset Value, prior to September 7, 2018 purchase of Class A shares were subject to a maximum initial sales charge of 2.25% (Note 2).

**	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

38	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Statement of operations

For the Year Ended May 31, 2019

Investment Income:
Interest from unaffiliated investments	$5,377,667
Interest from affiliated investments	642,704
Total Investment Income	6,020,371

Expenses:
Investment management fee (Note 2)	829,262
Service and/or distribution fees (Notes 2 and 5)	330,591
Transfer agent fees (Note 5)	152,067
Registration fees	105,394
Fund accounting fees	73,095
Audit and tax fees	49,072
Shareholder reports	26,829
Legal fees	26,614
Trustees’ fees	4,615
Custody fees	2,736
Insurance	2,472
Commitment fees (Note 9)	1,933
Interest expense	26
Miscellaneous expenses	7,270
Total Expenses	1,611,976
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(314,978)
Net Expenses	1,296,998
Net Investment Income	4,723,373

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(39,466)
Futures contracts	425,919
Written options	141,931
Swap contracts	95,228
Net Realized Gain	623,612
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	514,988
Futures contracts	612,307
Written options	(26,500)
Swap contracts	(599,957)
Change in Net Unrealized Appreciation (Depreciation)	500,838
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	1,124,450
Increase in Net Assets From Operations	$5,847,823

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	39

Statements of changes in net assets

For the Years Ended May 31,	2019	2018

Operations:
Net investment income	$4,723,373	$2,293,307
Net realized gain	623,612	337,103
Change in net unrealized appreciation (depreciation)	500,838	(309,316)
Increase in Net Assets From Operations	5,847,823	2,321,094

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(5,304,071)	(2,314,811)
Decrease in Net Assets From Distributions to Shareholders	(5,304,071)	(2,314,811)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	228,667,274	90,101,800
Reinvestment of distributions	5,139,147	2,189,079
Cost of shares repurchased	(150,143,641)	(41,218,340)
Increase in Net Assets From Fund Share Transactions	83,662,780	51,072,539
Increase in Net Assets	84,206,532	51,078,822

Net Assets:
Beginning of year	146,591,109	95,512,287
End of year(b)	$230,797,641	$146,591,109

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 11). For the year ended May 31, 2018, distributions from net investment income were $2,314,811.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 11). For the year ended May 31, 2018, end of year net assets included undistributed net investment income of $198,238.

See Notes to Financial Statements.

40	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.08	$9.07	$8.88	$8.98	$9.01

Income (loss) from operations:
Net investment income	0.23	0.19	0.12	0.11	0.09
Net realized and unrealized gain (loss)	0.04	0.01	0.21	(0.08)	(0.02)
Total income from operations	0.27	0.20	0.33	0.03	0.07

Less distributions from:
Net investment income	(0.25)	(0.19)	(0.14)	(0.13)	(0.10)
Total distributions	(0.25)	(0.19)	(0.14)	(0.13)	(0.10)

Net asset value, end of year	$9.10	$9.08	$9.07	$8.88	$8.89
Total return[2]	3.00%	2.26%	3.72%	0.34%[3]	0.77%

Net assets, end of year (000s)	$73,672	$40,379	$27,984	$134,381	$139,077

Ratios to average net assets:
Gross expenses	0.95%	1.01%	0.84%	0.82%	0.82%
Net expenses[4,5]	0.78	0.92	0.80	0.82	0.82
Net investment income	2.50	2.08	1.31	1.20	0.95

Portfolio turnover rate	32%[6]	36%[6]	26%	22%	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 0.11% for the year ended May 31, 2016.

[4]

As a result of an expense limitation arrangement, effective July 20, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.88%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 34% and 44% for the years ended May 31, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	41

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.04	$9.04	$8.85	$8.95	$8.98

Income (loss) from operations:
Net investment income	0.15	0.11	0.06	0.03	0.01
Net realized and unrealized gain (loss)	0.05	0.02	0.20	(0.07)	(0.02)
Total income (loss) from operations	0.20	0.13	0.26	(0.04)	(0.01)

Less distributions from:
Net investment income	(0.18)	(0.13)	(0.07)	(0.06)	(0.02)
Total distributions	(0.18)	(0.13)	(0.07)	(0.06)	(0.02)

Net asset value, end of year	$9.06	$9.04	$9.04	$8.85	$8.95
Total return[2]	2.23%	1.41%	2.90%	(0.48)%[3]	(0.11)%

Net assets, end of year (000s)	$2,592	$8,966	$7,154	$1,736	$1,963

Ratios to average net assets:
Gross expenses	1.69%	1.74%	1.67%	1.64%	1.73%
Net expenses[4,5]	1.53	1.64	1.63	1.64	1.70
Net investment income	1.67	1.26	0.67	0.38	0.07

Portfolio turnover rate	32%[6]	36%[6]	26%	22%	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been -0.71% for the year ended May 31, 2016.

[4]

As a result of an expense limitation arrangement, effective July 20, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.63%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to July 20, 2018, the expense limitation was 1.70%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 34% and 44% for the years ended May 31, 2019 and 2018, respectively.

See Notes to Financial Statements.

42	Western Asset Adjustable Rate Income Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class C1 Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.01	$9.01	$8.83	$8.93	$8.96

Income (loss) from operations:
Net investment income	0.18	0.14	0.07	0.06	0.03
Net realized and unrealized gain (loss)	0.04	0.01	0.20	(0.08)	(0.01)
Total income (loss) from operations	0.22	0.15	0.27	(0.02)	0.02

Less distributions from:
Net investment income	(0.20)	(0.15)	(0.09)	(0.08)	(0.05)
Total distributions	(0.20)	(0.15)	(0.09)	(0.08)	(0.05)

Net asset value, end of year	$9.03	$9.01	$9.01	$8.83	$8.93
Total return[2]	2.48%	1.68%	3.04%	(0.22)%[3]	0.18%

Net assets, end of year (000s)	$5,126	$24,252	$27,152	$30,743	$35,058

Ratios to average net assets:
Gross expenses	1.46%	1.48%	1.42%	1.38%	1.41%
Net expenses[4,5]	1.29	1.38	1.38	1.38	1.41
Net investment income	1.95	1.60	0.78	0.64	0.35

Portfolio turnover rate	32%[6]	36%[6]	26%	22%	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been -0.45% for the year ended May 31, 2016.

[4]

As a result of an expense limitation arrangement, effective July 20, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.38%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 34% and 44% for the years ended May 31, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	43

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.04	$9.04	$8.86	$8.96	$8.99

Income (loss) from operations:
Net investment income	0.25	0.22	0.14	0.12	0.10
Net realized and unrealized gain (loss)	0.04	0.00 [2]	0.20	(0.08)	(0.02)
Total income from operations	0.29	0.22	0.34	0.04	0.08

Less distributions from:
Net investment income	(0.27)	(0.22)	(0.16)	(0.14)	(0.11)
Total distributions	(0.27)	(0.22)	(0.16)	(0.14)	(0.11)

Net asset value, end of year	$9.06	$9.04	$9.04	$8.86	$8.96
Total return[3]	3.28%	2.48%	3.82%	0.51%[4]	0.94%

Net assets, end of year (000s)	$139,000	$60,684	$28,404	$8,484	$8,022

Ratios to average net assets:
Gross expenses	0.70%	0.72%	0.65%	0.65%	0.67%
Net expenses[5]	0.52 [6]	0.62 [6]	0.61 [6]	0.65	0.65 [6]
Net investment income	2.75	2.38	1.56	1.37	1.14

Portfolio turnover rate	32%[7]	36%[7]	26%	22%	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 0.29% for the year ended May 31, 2016.

[5]

As a result of an expense limitation arrangement, effective July 20, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.53%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to July 20, 2018, the expense limitation was 0.65%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 34% and 44% for the years ended May 31, 2019 and 2018, respectively.

See Notes to Financial Statements.

44	Western Asset Adjustable Rate Income Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class IS Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.07	$9.04	$8.86	$8.96	$9.00

Income (loss) from operations:
Net investment income	0.25	0.23	0.15	0.13	0.11
Net realized and unrealized gain (loss)	0.05	0.00 [2]	0.19	(0.08)	(0.03)
Total income from operations	0.30	0.23	0.34	0.05	0.08

Less distributions from:
Net investment income	(0.28)	(0.20)	(0.16)	(0.15)	(0.12)
Total distributions	(0.28)	(0.20)	(0.16)	(0.15)	(0.12)

Net asset value, end of year	$9.09	$9.07	$9.04	$8.86	$8.96
Total return[3]	3.35%	2.56%	3.91%	0.61%[4]	0.93%

Net assets, end of year (000s)	$10,408	$12,310	$4,819	$11,248	$13,678

Ratios to average net assets:
Gross expenses	0.62%	0.65%	0.59%	0.56%	0.56%
Net expenses[5,6]	0.45	0.55	0.55	0.55	0.55
Net investment income	2.78	2.53	1.69	1.47	1.26

Portfolio turnover rate	32%[7]	36%[7]	26%	22%	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 0.38% for the year ended May 31, 2016.

[5]

As a result of an expense limitation arrangement, effective July 20, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.43%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to July 20, 2018, the expense limitation was 0.55%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 34% and 44% for the years ended May 31, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	45

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Adjustable Rate Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

46	Western Asset Adjustable Rate Income Fund 2019 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	47

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$87,255,752	—	$87,255,752
Asset-backed securities	—	51,744,527	—	51,744,527
Collateralized mortgage obligations	—	34,211,594	—	34,211,594
U.S. government & agency obligations	—	17,396,578	—	17,396,578
Senior loans	—	2,127,620	—	2,127,620
Mortgage-backed securities	—	2,040,283	—	2,040,283
Purchased options	$131,313	—	—	131,313
Total long-term investments	131,313	194,776,354	—	194,907,667
Short-term investments†	—	34,817,548	—	34,817,548
Total investments	$131,313	$229,593,902	—	$229,725,215
Other financial instruments:
Futures contracts	$853,096	—	—	$853,096
Centrally cleared interest rate swaps	—	$84,624	—	84,624
Total other financial instruments	$853,096	$84,624	—	$937,720
Total	$984,409	$229,678,526	—	$230,662,935

	LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$139,547	—	—	$139,547
Futures contracts	70,737	—	—	70,737
Centrally cleared interest rate swaps	—	$363,176	—	363,176
Total	$210,284	$363,176	—	$573,460

†	See Schedule of Investments for additional detailed categorizations.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or

48	Western Asset Adjustable Rate Income Fund 2019 Annual Report

deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	49

Notes to financial statements (cont’d)

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2019, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended May 31, 2019, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate,

50	Western Asset Adjustable Rate Income Fund 2019 Annual Report

on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	51

Notes to financial statements (cont’d)

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be

52	Western Asset Adjustable Rate Income Fund 2019 Annual Report

doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	53

Notes to financial statements (cont’d)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2019, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2019, no provision for income tax is

54	Western Asset Adjustable Rate Income Fund 2019 Annual Report

required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$2,125,046	$(2,125,046)

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, effective July 20, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class I and Class IS shares did not exceed 0.88%, 1.63%, 1.38%, 0.53% and 0.43%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

Prior to July 20, 2018, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.70%, 0.65% and 0.55%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	55

Notes to financial statements (cont’d)

During the year ended May 31, 2019, fees waived and/or expenses reimbursed amounted to $314,978.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Effective September 7, 2018, Class A shares are no longer subject to a front-end sales charge. Prior to September 7, 2018, there was a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment.

For the year ended May 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$738	—
CDSCs	—	$148

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended May 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$99,886,323	$23,164,442
Sales	45,400,225	6,787,786

At May 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

56	Western Asset Adjustable Rate Income Fund 2019 Annual Report

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$229,632,467	$1,065,946	$(973,198)	$92,748
Swap contracts	(153,612)	84,624	(363,176)	(278,552)
Written options	(72,700)	—	(66,847)	(66,847)
Futures contracts	—	853,096	(70,737)	782,359

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2019.

ASSET DERIVATIVES[1]
Interest Rate Risk
Purchased options[2]	$131,313
Futures contracts[3]	853,096
Centrally cleared swap contracts[4]	84,624
Total	$1,069,033

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Written options	$139,547
Futures contracts[3]	70,737
Centrally cleared swap contracts[4]	363,176
Total	$573,460

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	57

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Purchased options[1]	$(22,697)
Written options	141,931
Futures contracts	425,919
Swap contracts	95,228
Total	$640,381

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Purchased options[1]	$83,183
Written options	(26,500)
Futures contracts	612,307
Swap contracts	(599,957)
Total	$69,033

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

During the year ended May 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$10,203
Written options	28,074
Futures contracts (to buy)	84,458,237
Futures contracts (to sell)	42,894,283

Average Notional Balance
Interest rate swap contracts	$28,897,000

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C

58	Western Asset Adjustable Rate Income Fund 2019 Annual Report

and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.75% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$114,380	$40,709
Class C	57,700	4,164
Class C1	158,511	20,091
Class I	—	86,856
Class IS	—	247
Total	$330,591	$152,067

For the year ended May 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$76,682
Class C	9,137
Class C1	35,322
Class I	175,405
Class IS	18,432
Total	$314,978

6. Distributions to shareholders by class

	Year Ended May 31, 2019	Year Ended May 31, 2018
Net Investment Income:
Class A	$1,282,887	$710,895
Class C	106,730	63,246
Class C1	472,064	427,309
Class I	3,101,614	927,261
Class IS	340,776	186,100
Total	$5,304,071	$2,314,811

7. Shares of beneficial interest

At May 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	59

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended May 31, 2019		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,791,204	$61,594,370	2,607,536	$23,714,958
Shares issued on reinvestment	128,521	1,164,416	69,486	631,202
Shares repurchased	(3,270,221)	(29,591,117)	(1,312,260)	(11,917,632)
Net increase	3,649,504	$33,167,669	1,364,762	$12,428,528

Class C
Shares sold	69,137	$624,544	876,739	$7,924,973
Shares issued on reinvestment	11,566	104,357	6,571	59,489
Shares repurchased	(786,238)	(7,090,082)	(683,433)	(6,201,635)
Net increase (decrease)	(705,535)	$(6,361,181)	199,877	$1,782,827

Class C1
Shares sold	3,055	$27,464	880	$7,929
Shares issued on reinvestment	51,425	462,155	46,163	416,449
Shares repurchased	(2,177,950)	(19,623,607)	(369,473)	(3,334,823)
Net decrease	(2,123,470)	$(19,133,988)	(322,430)	$(2,910,445)

Class I
Shares sold	18,126,831	$163,531,492	5,646,812	$51,110,635
Shares issued on reinvestment	340,044	3,067,443	98,981	895,851
Shares repurchased	(9,837,602)	(88,700,185)	(2,176,223)	(19,718,655)
Net increase	8,629,273	$77,898,750	3,569,570	$32,287,831

Class IS
Shares sold	318,845	$2,889,404	808,731	$7,343,305
Shares issued on reinvestment	37,650	340,776	20,510	186,088
Shares repurchased	(568,454)	(5,138,650)	(5,026)	(45,595)
Net increase (decrease)	(211,959)	$(1,908,470)	824,215	$7,483,798

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended May 31, 2019. The

60	Western Asset Adjustable Rate Income Fund 2019 Annual Report

following transactions were effected in shares of such companies for the year ended May 31, 2019.

	Affiliate Value at May 31, 2018	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$175,350,548	175,350,548	$140,533,000	140,533,000

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2019
Western Asset Government Cash Management Portfolio LLC	—	$642,704	—	$34,817,548

9. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended May 31, 2019, the Fund incurred a commitment fee in the amount of $1,933. The Fund did not utilize the Redemption Facility during the year ended May 31, 2019.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$5,304,071	$2,314,811

Western Asset Adjustable Rate Income Fund 2019 Annual Report	61

Notes to financial statements (cont’d)

As of May 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,078,351
Deferred capital losses*	(15,484,199)
Other book/tax temporary differences(a)	(1,025,099)
Unrealized appreciation (depreciation)(b)	529,708
Total accumulated earnings (losses) — net	$(14,901,239)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts, the tax deferral of losses on straddles and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums/ discounts on fixed income securities, and the difference between the book and tax cost basis of investments in partnerships.

11. Recent accounting pronouncements

The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) —

62	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	63

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Adjustable Rate Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Adjustable Rate Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of May 31, 2019, the related statement of operations for the year ended May 31, 2019 and the statement of changes in net assets and financial highlights for each of the two years in the period ended May 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period ended May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended May 31, 2017 and the financial highlights for each of the periods ended on or prior to May 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, agent banks, brokers, and the transfer agent of the investee fund; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

July 18, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

64	Western Asset Adjustable Rate Income Fund 2019 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Adjustable Rate Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during past five years	Director, Visual Kinematics, Inc. (since 2018)

Mark T. Finn

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during past five years	None

Western Asset Adjustable Rate Income Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Stephen R. Gross*

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	88
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron*

Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	88
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

66	Western Asset Adjustable Rate Income Fund

Independent Trustees† (cont’d)

R. Richardson Pettit

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 141 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	132
Other board memberships held by Trustee during past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset Adjustable Rate Income Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978

Position(s) with Trust	Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2015

Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel— U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

68	Western Asset Adjustable Rate Income Fund

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

Western Asset Adjustable Rate Income Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*

Effective February 6, 2019, Mr. Gross and Ms. Heilbron serve as Trustees on this Board and an additional Board within the Legg Mason fund complex, which is reflected in the “Number of funds in fund complex overseen by Trustee”.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

70	Western Asset Adjustable Rate Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2019:

Record date:	Daily	Daily	Daily
Payable date:	6/29/2018	July 2018 through December 2018	January 2019 through May 2019
Ordinary income:
Qualified dividend income for individuals	4.02%	2.64%	1.36%
Dividends qualifying for the dividends
Received deduction for corporations	4.02%	2.64%	1.36%
Interest from Federal Obligations	4.39%	4.39%	1.70%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset Adjustable Rate Income Fund 2019 Annual Report	71

Western Asset

Adjustable Rate Income Fund

Trustees

Elliot J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Western Asset Adjustable Rate Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Adjustable Rate Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Adjustable Rate Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

FD2224 7/19 SR19-3660

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2018 and May 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $60,570 in May 31, 2018 and $50,199 in May 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $2,427 in May 31, 2018 and $3,000 in May 31, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,410 in May 31, 2018 and $0 in May 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in May 31, 2018 and $0 in May 31, 2019

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2018 and May 31, 2019; Tax Fees were 100% and 100% for May 31, 2018 and May 31, 2019; and Other Fees were 100% and 100% for May 31, 2018 and May 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $432,645 in May 31, 2018 and $678,000 in May 31, 2019.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 24, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 24, 2019